Provisions	12 Months Ended
Mar. 31, 2023
Other provisions [abstract]
Provisions
26. Provisions

Provisions are recognised where a legal or constructive obligation exists at the reporting date, as a result of a past event, where the outflow of economic benefit is probable and where the amount of the obligation can be reliably estimated. Provisions are recognised for the costs of environmental remediation; decommissioning costs for certain assets that we are required to remove at the end of their useful economic lives; restructuring costs; and for certain other situations where the above thresholds are met.
Long-term provisions are measured based on management’s best estimates of the likely cash flows, discounted at an appropriate discount rate. The unwinding of the discount is included within the income statement within finance costs. Short-term provisions are measured at the expected cash outflow and are not discounted.

	Environmental £m	Decommissioning £m	Other £m	Total provisions £m
At 1 April 2021	1,700	244	283	2,227
Exchange adjustments	82	4	11	97
Additions	158	37	228	423
Acquisition of NGED (note 37)	—	37	29	66
Unused amounts reversed	(25)	(4)	(32)	(61)
Unwinding of discount	64	6	3	73
Utilised	(99)	(26)	(69)	(194)
Reclassification to held for sale (note 10)	(3)	(40)	(49)	(92)
At 31 March 2022	1,877	258	404	2,539
Exchange adjustments	114	5	12	131
Additions	142	91	222	455
Unused amounts reversed	(38)	(10)	(14)	(62)
Adjustment for change in discount rate¹	(176)	(48)	—	(224)
Unwinding of discount	72	10	6	88
Utilised	(100)	(9)	(176)	(285)
At 31 March 2023	1,891	297	454	2,642

	2023	2022
	£m	£m
Current	288	240
Non-current	2,354	2,299
	2,642	2,539
1.In the year, environmental provisions decreased by £176 million as a result of the change in the real discount rate from 0.5% to 1.5% (see note 5 for details). Decommissioning provisions decreased by £48 million with an associated decrease in the carrying amount of property, plant and equipment of £48 million.
26. Provisions continued
Environmental provisions
We recognise environmental provisions for the estimated restoration and remediation costs relating to a number of sites owned and managed by subsidiary undertakings, together with certain US sites that National Grid no longer owns. The environmental provision is as follows:

	2023			2022
	Discounted £m	Real undiscounted £m	Real discount rate	Discounted £m	Real undiscounted £m	Real discount rate
UK sites	123	138	1.5%	152	160	0.5%
US sites	1,768	2,006	1.5%	1,725	1,789	0.5%
	1,891	2,144		1,877	1,949

The remediation expenditure in the US is expected to be incurred until 2070, of which the majority relates to three Superfund sites (being sites where hazardous substances are present as a result of the historical operations of manufactured gas plants in Brooklyn, New York). The weighted average duration of the cash flows is 11 years. Under the terms of our rate plans, we are entitled to recovery of environmental clean-up costs from rate payers.
The provision is calculated based on management’s best estimate of the real cash flows that will be required discounted at a real discount rate, calculated based on the US government bond yield curve and the weighted average life of the provisions. The undiscounted amount is the best estimate of the actual cash flows that will be required with regard to these uncertainties.
A number of estimation uncertainties affect the calculation of these provisions, including the impact of and possibility of changes to regulations, the accuracy of site surveys, unexpected contaminants, transportation costs, the impact of alternative technologies, the expected timing and duration of cash flows, and changes in the real discount rate. These provisions incorporate our best estimate of the financial effect of these uncertainties, but future changes in any of the assumptions could materially impact the calculation of the provision.
The remediation expenditure in the UK relates to old gas manufacturing sites and also to electricity transmission sites. Cash flows are expected to be incurred until 2069. The uncertainties regarding the calculation of this provision are similar to those considered in respect of US sites.
Changes in the provision arising from revised estimates, discount rates or changes in the expected timing of expenditure are recognised in the income statement. We have included sensitivity analysis in note 35. The cost of remediation may also vary from the amounts provided for as regulations might change or additional work may be required once full site surveys have been conducted. The facts and circumstances relating to particular cases are evaluated regularly in determining whether an environmental provision should be revised (see note 30).
Decommissioning provisions
We recognise provisions for decommissioning costs for various assets we are required to remove at the end of their lives, including the safe removal of asbestos for certain of our generation units and the restoration of seabeds in respect of our interconnectors. Provisions to decommission significant portions of our regulated transmission and distribution assets are not recognised where no legal obligations exist and where a realistic alternative exists to incurring costs to decommission the assets at the end of their lives. In any case, even if a legal or constructive obligation did exist, it is not currently determinable when remediation work would take place and therefore no provision would be recorded at this point.
An initial estimate of decommissioning costs attributable to property, plant and equipment is recorded as part of the original cost of the related property, plant and equipment. Changes in the provision arising from revised estimates, discount rates or changes in the expected timing of expenditure that relates to property, plant and equipment are recorded as adjustments to their carrying value and depreciated prospectively over their remaining estimated useful economic lives. Expenditure is expected to be incurred until 2108.
Other provisions
Included within other provisions at 31 March 2023 are the following amounts:
•    £182 million (2022: £163 million) of estimated liabilities in respect of past events insured by insurance subsidiary undertakings, including employer liability claims. In accordance with insurance industry practice, these estimates are based on experience from previous years, but we currently expect that cash flows will be incurred until 2037;
•    £108 million (2022: £121 million) of estimated liabilities in respect of interconnector excess revenues which will be repayable in future reporting periods in accordance with the cap and floor regime constructed by Ofgem (see note 3). These estimates are based on the respective interconnectors’ performance against their cumulative caps and cash outflows will be required to settle these liabilities by the financial year ending 31 March 2028;
•    £37 million (2022: £28 million) in respect of onerous lease commitments and rates payable on surplus properties with expenditure expected to be incurred until 2039;
•    £48 million (2022: £26 million) in respect of emissions provisions with expenditure expected to be incurred until 2024; and
•£5 million (2022: £17 million) relating to restructuring provisions, which are recognised when a formal restructuring plan is in place and a valid expectation has been raised with those affected by it. In 2023, we continued to undertake design and implementation activities in respect of our cost efficiency programme, which resulted in the recognition of an increased provision of £2 million in the year (2022: £16 million).